Exhibit 99.2

Supplemental Financial Information May 2, 2016

Supplemental Financial Information For the quarter ended March 31, 2016 May 2, 2016

Supplemental Financial Information May 2, 2016

Supplemental Financial Information May 2, 2016

Supplemental Financial Information May 2, 2016

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information May 2, 2016

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of May 2, 2016, has interests in 29 hotels held for investment comprised of 13,851 rooms. Sunstone’s hotels are primarily in the urban, upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to employ a balanced, cycle-appropriate corporate strategy.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information May 2, 2016

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of May 2, 2016, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information May 2, 2016

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel Adjusted EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information May 2, 2016

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Marriott Resort & Spa. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•	Ground rent adjustments: we exclude the noncash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.
•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions classified as a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•

Noncontrolling interests: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as any preferred dividends earned by preferred investors in an entity that owns the Doubletree Guest Suites Times Square, including related administrative fees, prior to the hotel’s sale in December 2015.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO attributable to common stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments such as executive severance costs, lawsuit settlement costs, prior year property tax adjustments and fees, property-level restructuring, severance and management transition costs, lease buyouts and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information May 2, 2016

In addition, to derive Adjusted EBITDA we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile. We also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash gains or losses on our derivatives, as well as any federal and state taxes associated with the application of net operating loss carryforwards or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 28 comparable hotel portfolio is comprised of our total portfolio with the exception of the Wailea Beach Marriott Resort & Spa due to its extensive repositioning disruption during the fourth quarter of 2015 as well as all of 2016. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information May 2, 2016

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 2, 2016

Condensed Consolidated Balance Sheets
Q1 2016 – Q1 2015

(In thousands)	March 31, 2016 (1)	December 31, 2015 (2)	September 30, 2015 (3)	June 30, 2015 (4)	March 31, 2015 (5)
Assets
Investment in hotel properties:
Land	$542,660	$542,660	$570,011	$570,011	$570,011
Buildings & improvements	3,130,034	3,109,562	3,300,555	3,276,598	3,245,398
Furniture, fixtures, & equipment	491,464	480,832	486,333	471,193	457,249
Other	168,171	144,305	227,660	233,753	242,508
	4,332,329	4,277,359	4,584,559	4,551,555	4,515,166
Less accumulated depreciation & amortization	(1,088,354)	(1,048,349)	(1,061,269)	(1,019,399)	(978,041)
	3,243,975	3,229,010	3,523,290	3,532,156	3,537,125

Other assets, net (6)	12,388	14,696	13,450	29,608	24,717

Current assets:
Cash and cash equivalents	396,669	499,067	176,190	98,760	156,972
Restricted cash	68,313	76,180	91,541	88,456	87,260
Other current assets, net	60,445	44,298	61,058	65,140	68,168
Total assets	$3,781,790	$3,863,251	$3,865,529	$3,814,120	$3,874,242

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 2, 2016

Condensed Consolidated Balance Sheets
Q1 2016 – Q1 2015 (cont.)

(In thousands)	March 31, 2016 (1)	December 31, 2015 (2)	September 30, 2015 (3)	June 30, 2015 (4)	March 31, 2015 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net (6)	$149,021	$85,776	$205,216	$134,183	$234,290
Other current liabilities	117,442	365,217	126,967	118,601	115,668
Total current liabilities	266,463	450,993	332,183	252,784	349,958

Notes payable, less current portion, net (6)	929,390	1,010,819	1,101,693	1,177,796	1,182,012
Capital lease obligations, less current portion	15,575	15,575	15,575	15,576	15,576
Other liabilities	41,052	34,744	35,258	35,265	34,670
Total liabilities	1,252,480	1,512,131	1,484,709	1,481,421	1,582,216

Equity
Stockholders' equity:
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.95% Series E cumulative redeemable preferred stock	115,000	—	—	—	—

Common stock, $0.01 par value, 500,000,000 shares authorized	2,165	2,076	2,076	2,076	2,075

Additional paid in capital (7)	2,535,141	2,458,889	2,457,566	2,456,604	2,454,720
Retained earnings (7)	652,270	652,704	416,804	355,702	304,525
Cumulative distributions	(941,460)	(927,868)	(662,744)	(650,014)	(637,279)
Total stockholders' equity	2,478,116	2,300,801	2,328,702	2,279,368	2,239,041
Noncontrolling interests in consolidated joint ventures	51,194	50,319	52,118	53,331	52,985
Total equity	2,529,310	2,351,120	2,380,820	2,332,699	2,292,026
Total liabilities and equity	$3,781,790	$3,863,251	$3,865,529	$3,814,120	$3,874,242

(1)	As presented on Form 10-Q to be filed in May 2016.
(2)	As presented on Form 10-K filed February 23, 2016.
(3)	As presented on Form 10-Q filed November 3, 2015.
(4)	As presented on Form 10-Q filed August 7, 2015.
(5)	As presented on Form 10-Q filed May 8, 2015.
(6)	Reflects the adoption of Accounting Standards Update No. 2015-03.
(7)	Reflects the adoption of Accounting Standards Update No. 2016-09.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information May 2, 2016

Consolidated Statements of Operations
Q1 2016/2015

	Three Months Ended March 31,
(In thousands, except per share data)	2016	2015
Revenues
Room	$187,297	$193,291
Food and beverage	71,234	72,184
Other operating	15,761	18,910
Total revenues	274,292	284,385
Operating expenses
Room	51,044	53,842
Food and beverage	51,929	50,219
Other operating	4,056	5,131
Advertising and promotion	14,993	15,360
Repairs and maintenance	11,264	11,558
Utilities	7,514	8,985
Franchise costs	8,096	8,600
Property tax, ground lease and insurance	22,840	23,613
Property general and administrative	34,713	34,449
Corporate overhead	6,717	14,253
Depreciation and amortization	40,047	40,707
Total operating expenses	253,213	266,717
Operating income	21,079	17,668
Interest and other income	489	946
Interest expense	(20,010)	(17,326)
Loss on extinguishment of debt	(105)	—
Income before income taxes	1,453	1,288
Income tax provision	(237)	(85)
Net income	1,216	1,203
Income from consolidated joint ventures attributable to noncontrolling interests	(1,650)	(2,181)
Preferred stock dividends	(2,766)	(2,300)
Loss attributable to common stockholders	$(3,200)	$(3,278)

Basic and diluted per share amounts:
Basic and diluted loss attributable to common stockholders per common share	$(0.02)	$(0.02)

Basic and diluted weighted average common shares outstanding	212,887	206,600

Dividends declared per common share	$0.05	$0.05

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information May 2, 2016

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q1 2016/2015

	Three Months Ended March 31,
(In thousands)	2016	2015
Net income	$1,216	$1,203
Operations held for investment:
Depreciation and amortization	40,047	40,707
Amortization of lease intangibles	63	1,028
Interest expense	20,010	17,326
Income tax provision	237	85
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,650)	(2,181)
Depreciation and amortization	(865)	(847)
Interest expense	(413)	(378)
EBITDA	58,645	56,943

Operations held for investment:
Amortization of deferred stock compensation	1,614	2,895
Amortization of favorable and unfavorable contracts, net	(4)	(221)
Noncash straightline lease expense	488	504
Capital lease obligation interest - cash ground rent	(351)	(351)
Gain on sale of assets, net	(7)	—
Loss on extinguishment of debt	105	—
Prior year property tax adjustments and fees	(97)	(188)
Property-level restructuring, severance and management transition costs	1,560	683
Lease termination costs	—	300
Costs associated with CEO severance	—	5,257
Noncontrolling interests:
Noncash straightline lease expense	(113)	(113)
	3,195	8,766
Adjusted EBITDA	$61,840	$65,709

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information May 2, 2016

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2016/2015

	Three Months Ended March 31,
(In thousands, except per share data)	2016	2015
Net income	$1,216	$1,203
Preferred stock dividends	(2,766)	(2,300)
Operations held for investment:
Real estate depreciation and amortization	39,893	40,310
Amortization of lease intangibles	63	1,028
Gain on sale of assets, net	(7)	—
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,650)	(2,181)
Real estate depreciation and amortization	(865)	(847)
FFO attributable to common stockholders	35,884	37,213

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(4)	(221)
Noncash straightline lease expense	488	504
Noncash interest related to loss on derivatives, net	6,402	—
Loss on extinguishment of debt	105	—
Prior year property tax adjustments and fees	(97)	(188)
Property-level restructuring, severance and management transition costs	1,560	683
Lease termination costs	—	300
Costs associated with CEO severance	—	5,257
Amortization of deferred stock compensation associated with CEO severance	—	1,623
Noncontrolling interests:
Noncash straightline lease expense	(113)	(113)
	8,341	7,845
Adjusted FFO attributable to common stockholders	$44,225	$45,058
FFO attributable to common stockholders per diluted share	$0.17	$0.18
Adjusted FFO attributable to common stockholders per diluted share	$0.21	$0.22

Basic weighted average shares outstanding	212,887	206,600
Shares associated with unvested restricted stock awards	84	398
Diluted weighted average shares outstanding	212,971	206,998

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information May 2, 2016

Pro Forma Consolidated Statements of Operations
Q1 2016 – Q2 2015, FY 2015

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	March 31,	Dec. 31,	Sept. 30,	June 30,	Dec. 31,
	2016	2015	2015	2015	2015
Revenues
Room	$187,297	$194,121	$218,068	$224,624	$820,448
Food and beverage	71,234	73,270	66,928	78,354	289,932
Other operating	15,761	17,889	18,500	16,624	68,499
Total revenues	274,292	285,280	303,496	319,602	1,178,879

Operating Expenses
Room	51,044	50,680	54,091	53,571	208,374
Food and beverage	51,929	50,408	48,856	51,581	199,895
Other expenses	103,476	99,576	105,658	103,309	407,888
Corporate overhead	6,717	6,117	6,046	6,923	33,339
Depreciation and amortization	40,047	40,726	39,470	39,042	158,119
Total operating expenses	253,213	247,507	254,121	254,426	1,007,615

Operating Income	21,079	37,773	49,375	65,176	171,264

Interest and other income	489	535	400	1,133	2,327
Interest expense	(20,010)	(14,043)	(14,693)	(15,582)	(59,966)
Loss on extinguishment of debt	(105)	(26)	—	(2)	(28)
Income before income taxes and discontinued operations	1,453	24,239	35,082	50,725	113,597
Income tax provision	(237)	(178)	(218)	(233)	(714)
Income from continuing operations	$1,216	$24,061	$34,864	$50,492	$112,883
Adjusted EBITDA (2)	$61,840	$75,945	$86,631	$102,673	$328,723

(1)

Includes the Company's ownership results for the 29 hotel comparable portfolio held for investment by the Company as of March 31, 2016. Excludes the Company's ownership results for BuyEfficient and the Doubletree Guest Suites Times Square due to their sales in September 2015 and December 2015, respectively.

(2)

The Adjusted EBITDA reconciliation for Q1 2016 can be found on page 13 of this supplemental package. The Adjusted EBITDA reconciliations for Q2 2015, Q3 2015, Q4 2015 and full year 2015 can be found in the supplemental package furnished on Form 8-K to the SEC on February 22, 2016.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information May 2, 2016

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information May 2, 2016

Earnings Guidance for Q2 and FY 2016

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, severance costs associated with restructuring hotel services, early lease termination costs, prior year property tax assessments and/or credits, debt repurchases/repayments, perpetual preferred redemptions or unannounced financings during 2016.

For the second quarter of 2016, the Company expects:

Metric	Quarter Ended June 30, 2016 Guidance
Total Portfolio Hotel RevPAR Growth	+ 0.0% - 2.0%
Comparable Hotel RevPAR Growth (1)	+ 2.0% - 4.0%
Net Income ($ millions)	$42 - $45
Adjusted EBITDA ($ millions)	$96 - $99
Adjusted FFO Attributable to Common Stockholders ($ millions)	$78 - $81
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.36 - $0.38
Diluted Weighted Average Shares Outstanding	215,600,000

For the full year of 2016, the Company expects:

Metric	Full Year 2016 Guidance (2)	Adjustments (3)	Adjusted Prior Full Year 2016 Guidance	Current Full Year 2016 Guidance (4)	Change in Full Year 2016 Guidance Midpoint
Total Portfolio Hotel RevPAR Growth	+ 1.5% - 4.5%	̶	+ 1.5% - 4.5%	+ 1.5% - 4.0%	-0.2%
Comparable Hotel RevPAR Growth (1)	+ 2.5% - 5.5%	̶	+ 2.5% - 5.5%	+ 2.5% - 5.0%	-0.2%
Net Income ($ millions)	$110 - $133	̶	$110 - $133	$104 - $124	-$8
Adjusted EBITDA ($ millions)	$319 - $343	$2.4	$321 - $345	$324 - $345	+$1
Adjusted FFO Attributable to Common Stockholders ($ millions)	$252 - $275	$0.3	$252 - $276	$255 - $275	+$1
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.17 - $1.28	̶	$1.17 - $1.28	$1.19 - $1.28	+$0.01
Diluted Weighted Average Shares Outstanding	215,000,000	̶	215,000,000	215,100,000	+100,000

(1)	Comparable Hotel RevPAR Growth excludes the Wailea Beach Marriott Resort & Spa due to the hotel’s repositioning during 2016.
(2)	Represents guidance presented on February 22, 2016.
(3)	Adjustments include the effects of 100% of the Company's deferred stock amortization expense, as well as the Company's issuance of 6.95% Series E Cumulative Redeemable Preferred Stock in March 2016.
(4)	See page 19 for a detailed reconciliation.

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information May 2, 2016

Earnings Guidance for Q2 and FY 2016

Second quarter and full year 2016 guidance are based in part on the following assumptions:

•

Full year revenue disruption of $14.0 million to $16.0 million, related to the repositioning at the Wailea Beach Marriott Resort & Spa, which is expected to negatively impact full year Total Portfolio Hotel RevPAR by 100 to 125 basis points.

•	Guarantee payment of $5.0 million related to the Wailea Beach Marriott Resort & Spa recorded in the fourth quarter.
•

Full year Comparable Hotel Adjusted EBITDA Margin reduction of approximately 30 to 0 basis points, which excludes the Wailea Beach Marriott Resort & Spa and any guarantee payments, but does reflect the impact related to the end of the ground lease rent abatement at the Hilton San Diego Bayfront.

•	Full year consolidated EBITDA includes approximately $6.0 million of expense related to the end of the ground lease rent abatement at the Hilton San Diego Bayfront.
•	Full year corporate overhead expense (excluding deferred stock amortization and one-time expenses related to acquisition closing costs) of approximately $20.0 million to $21.0 million.
•	Full year amortization of deferred stock compensation expense of approximately $7.0 million to $7.4 million.
•

Full year interest expense of approximately $60.4 million to $61.4 million, including approximately $2.2 million in amortization of deferred financing fees and $6.4 million of noncash interest related to loss on derivatives, and excluding approximately $1.4 million of capital lease obligation interest.

•

Full year expense of approximately $2.5 million to $3.0 million in one-time costs related to property-level restructuring, severance, management transition and lease termination costs, the majority of which occurred during the first quarter. These expenses have been excluded from both Adjusted EBITDA and Adjusted FFO attributable to common stockholders.

•

Full year total preferred dividends of $8.9 million, which includes both the Series D and Series E cumulative redeemable preferred stock, but excludes the $4.1 million redemption charge on the Series D.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information May 2, 2016

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Attributable to Common Stockholders
Q2 and FY 2016

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	June 30, 2016		December 31, 2016
(In thousands, except per share data)	Low	High	Low	High

Net income	$41,500	$44,800	$104,200	$123,800
Depreciation and amortization	40,400	40,400	161,000	161,000
Amortization of lease intangibles	100	100	300	300
Interest expense	13,600	13,600	60,400	61,400
Income tax provision	200	200	800	800
Noncontrolling interest	(3,300)	(3,700)	(12,500)	(13,000)
Amortization of deferred stock compensation	2,500	2,500	7,000	7,400
Noncash straightline lease expense	400	400	1,700	1,700
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Loss on extinguishment of debt	—	—	100	100
Prior year property tax adjustments and fees	—	—	(100)	(100)
Property-level restructuring, severance, management transition and lease termination costs	1,000	1,100	2,500	3,000
Adjusted EBITDA	$96,000	$99,000	$324,000	$345,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$41,500	$44,800	$104,200	$123,800
Preferred stock dividends	(2,100)	(2,100)	(8,900)	(8,900)
Real estate depreciation and amortization	40,200	40,200	160,200	160,200
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(2,900)	(3,300)	(11,000)	(11,500)
Noncash straightline lease expense	400	400	1,700	1,700
Noncash interest related to loss on derivatives, net	—	—	6,400	6,400
Loss on extinguishment of debt	—	—	100	100
Prior year property tax adjustments and fees	—	—	(100)	(100)
Property-level restructuring, severance, management transition and lease termination costs	1,000	1,100	2,500	3,000
Adjusted FFO attributable to common stockholders	$78,200	$81,200	$255,400	$275,000

Adjusted FFO attributable to common stockholders per diluted share	$0.36	$0.38	$1.19	$1.28

Diluted weighted average shares outstanding	215,600	215,600	215,100	215,100

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information May 2, 2016

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information May 2, 2016

Comparative Capitalization
Q1 2016 – Q1 2015

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(In thousands, except per share data)	2016	2015	2015	2015	2015

Common Share Price & Dividends
At the end of the quarter	$14.00	$12.49	$13.23	$15.01	$16.67
High during quarter ended	$14.00	$14.99	$15.97	$17.08	$17.98
Low during quarter ended	$10.13	$12.49	$12.96	$14.63	$16.18
Common dividends per share (1)	$0.05	$1.26	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding	216,517	208,591	208,591	208,697	208,686
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	216,517	208,591	208,591	208,697	208,686

Capitalization
Market value of common equity	$3,031,238	$2,605,298	$2,759,655	$3,132,541	$3,478,793
Liquidation value of preferred equity - Series D (2)	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series E	115,000	—	—	—	—
Consolidated debt (3) (4)	1,083,922	1,087,265	1,311,996	1,318,657	1,324,078
Consolidated total capitalization	4,345,160	3,807,563	4,186,651	4,566,198	4,917,871

Noncontrolling interest in consolidated debt (4)	(56,164)	(56,352)	(56,536)	(56,718)	(56,897)
Pro rata total capitalization	$4,288,996	$3,751,211	$4,130,115	$4,509,480	$4,860,974

Consolidated debt to total capitalization	24.9%	28.6%	31.3%	28.9%	26.9%
Pro rata debt to pro rata total capitalization	24.0%	27.5%	30.4%	28.0%	26.1%
Consolidated debt and preferred equity to total capitalization	27.6%	31.6%	34.1%	31.4%	29.3%
Pro rata debt and preferred equity to total capitalization	26.6%	30.5%	33.2%	30.5%	28.4%

(1)	Fourth quarter 2015 and 2014 dividends were paid in a combination of cash and shares of the Company's common stock, pursuant to elections by individual stockholders.
(2)	In April 2016, the Company redeemed all 4,600,000 shares of its Series D preferred stock at a price equal to the liquidation value of $115.0 million.
(3)

First quarter 2015 includes the effects of the Company's May 1, 2015 $99.1 million repayment of debt secured by four of its hotels: the Marriott Houston, the Marriott Park City, the Marriott Philadelphia and the Marriott Tysons Corner. Third quarter 2015 includes the effects of the Company's $85.0 million draw of the total available funds provided by the unsecured term loan under the Company's credit facility on October 29, 2015, as well as the use of these funds, along with cash on hand, on October 30, 2015 to repay the loan secured by the Renaissance Harborplace, which balance was $86.2 million on September 30, 2015. Fourth quarter 2015 includes the effects of the Company's $100.0 million draw of the total available funds provided by an unsecured term loan on January 29, 2016, as well as use of these funds, along with cash on hand, on February 1, 2016 to repay the loan secured by the Boston Park Plaza, which balance was $114.2 million on December 31, 2015.

(4)

Represents the outstanding debt principal balance and excludes the effects of the adoption of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 21

Supplemental Financial Information May 2, 2016

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2016	Subsequent	Pro Forma	Balance At
Debt	Collateral	Spread	Date	Balance	Event (1)	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	07/01/2016	$73,016	$—	$73,016	$72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	03/01/2017	67,380	—	67,380	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	04/11/2017	176,000	—	176,000	176,000
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	84,708	—	84,708	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	121,313	—	121,313	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	—	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	—	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	88,123	—	88,123	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	63,725	—	63,725	51,987
Total Fixed Rate Debt				859,265	—	859,265	806,232
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	224,657	—	224,657	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—	—	—
Total Variable Rate Debt				224,657	—	224,657	213,513

TOTAL CONSOLIDATED DEBT				$1,083,922	$—	$1,083,922	$1,019,745

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000	$(115,000)	$—
Series E cumulative redeemable preferred		6.95%	perpetual	115,000	—	115,000
Total Preferred Stock				$230,000	$(115,000)	$115,000

Debt Statistics
% Fixed Rate Debt				79.3%		79.3%
% Floating Rate Debt				20.7%		20.7%
Average Interest Rate (2)				4.42%		4.42%
Weighted Average Maturity of Debt				4.2 years		4.1 years

(1)

Subsequent Event reflects the Company's April 6, 2016 redemption of all 4,600,000 shares of its Series D preferred stock at a price equal to $25.00 per share. After the redemption date, the Company has no outstanding shares of Series D preferred stock, and all rights of the holders of such shares were terminated. Because the redemption of the Series D preferred stock was a redemption in full, trading of the Series D preferred stock on the New York Stock Exchange ceased on the April 6, 2016 redemption date.

(2)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at March 31, 2016, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 22

Supplemental Financial Information May 2, 2016

Consolidated Amortization and Debt Maturity Schedule

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2016 consolidated total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information May 2, 2016

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information May 2, 2016

Hotel Information as of March 31, 2016

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.59%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,059	7.65%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.83%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	5.81%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.64%	85%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.49%	100%	Leasehold	2085	2005
7	Wailea Beach Marriott Resort & Spa	Hawaii	Marriott	543	3.92%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.62%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	501	3.62%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.47%	100%	Fee Simple		2002
11	Marriott Quincy	Massachusetts	Marriott	464	3.35%	100%	Fee Simple		2007
12	Hilton Times Square	New York	Hilton	460	3.32%	100%	Leasehold	2091	2006
13	Fairmont Newport Beach	California	Fairmont	444	3.21%	100%	Fee Simple		2005
14	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	3.03%	100%	Leasehold	2097	2012
15	Marriott Boston Long Wharf	Massachusetts	Marriott	412	2.97%	100%	Fee Simple		2007
16	Hyatt Regency Newport Beach	California	Hyatt	407	2.94%	100%	Leasehold	2048	2002
17	Marriott Tysons Corner	Virginia	Marriott	396	2.86%	100%	Fee Simple		2002
18	Marriott Houston	Texas	Marriott	390	2.82%	100%	Fee Simple		2002
19	Renaissance Long Beach	California	Marriott	374	2.70%	100%	Fee Simple		2005
20	Embassy Suites Chicago	Illinois	Hilton	368	2.66%	100%	Fee Simple		2002
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.61%	100%	Fee Simple		2012
22	Renaissance Westchester	New York	Marriott	348	2.51%	100%	Fee Simple		2010
23	Embassy Suites La Jolla	California	Hilton	340	2.45%	100%	Fee Simple		2006
24	Marriott Philadelphia	Pennsylvania	Marriott	289	2.09%	100%	Fee Simple		2002
25	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.82%	100%	Fee Simple		2013
26	Marriott Portland	Oregon	Marriott	249	1.80%	100%	Fee Simple		2000
27	Sheraton Cerritos	California	Sheraton	203	1.47%	100%	Leasehold	2087	2005
28	Marriott Park City	Utah	Marriott	199	1.44%	100%	Fee Simple		1999
29	Courtyard by Marriott Los Angeles	California	Marriott	187	1.35%	100%	Leasehold	2096	1999

	Total portfolio			13,850	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Financial statements reflect a 100% economic interest in the Renaissance Orlando at SeaWorld®, of which the Company owns 85% of a joint venture that owns the leasehold interest in the hotel.  Pursuant to certain partnership loans, the Company recognizes, and expects to continue to recognize, 100% of all economics from the property. In addition, the Company owns 100% of the fee interest in a wholly owned entity held outside the partnership.

(3)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information May 2, 2016

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information May 2, 2016

Property-Level Operating Statistics

Q1 2016/2015

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2016	2015	Variance	2016	2015	Variance	2016	2015	Variance
1	Hilton San Diego Bayfront	$231.36	$226.63	2.1%	86.7%	88.8%	-2.4%	$200.59	$201.25	-0.3%
2	Boston Park Plaza (1)	$143.11	$139.07	2.9%	56.0%	57.0%	-1.8%	$80.14	$79.27	1.1%
3	Renaissance Washington DC	$221.79	$219.22	1.2%	75.8%	74.6%	1.6%	$168.12	$163.54	2.8%
4	Hyatt Regency San Francisco	$317.78	$273.43	16.2%	87.0%	85.0%	2.4%	$276.47	$232.42	19.0%
5	Renaissance Orlando at SeaWorld ®	$186.38	$175.78	6.0%	80.0%	78.4%	2.0%	$149.10	$137.81	8.2%
6	Renaissance Harborplace	$147.89	$144.64	2.2%	67.0%	69.8%	-4.0%	$99.09	$100.96	-1.9%
7	Renaissance Los Angeles Airport	$157.03	$142.75	10.0%	90.4%	88.4%	2.3%	$141.96	$126.19	12.5%
8	JW Marriott New Orleans	$208.81	$215.73	-3.2%	82.6%	86.3%	-4.3%	$172.48	$186.17	-7.4%
9	Hilton North Houston	$110.99	$118.28	-6.2%	81.6%	85.6%	-4.7%	$90.57	$101.25	-10.5%
10	Marriott Quincy	$148.04	$145.91	1.5%	66.9%	60.8%	10.0%	$99.04	$88.71	11.6%
11	Hilton Times Square	$218.99	$226.44	-3.3%	98.7%	99.4%	-0.7%	$216.14	$225.08	-4.0%
12	Fairmont Newport Beach	$160.91	$157.73	2.0%	76.8%	79.4%	-3.3%	$123.58	$125.24	-1.3%
13	Hyatt Chicago Magnificent Mile	$133.75	$145.42	-8.0%	60.5%	65.7%	-7.9%	$80.92	$95.54	-15.3%
14	Marriott Boston Long Wharf	$246.04	$246.54	-0.2%	77.3%	78.5%	-1.5%	$190.19	$193.53	-1.7%
15	Hyatt Regency Newport Beach	$168.61	$156.97	7.4%	79.5%	83.9%	-5.2%	$134.04	$131.70	1.8%
16	Marriott Tysons Corner	$145.51	$150.98	-3.6%	71.3%	73.6%	-3.1%	$103.75	$111.12	-6.6%
17	Marriott Houston	$109.68	$125.84	-12.8%	84.5%	82.5%	2.4%	$92.68	$103.82	-10.7%
18	Renaissance Long Beach	$185.67	$166.84	11.3%	77.9%	78.6%	-0.9%	$144.64	$131.14	10.3%
19	Embassy Suites Chicago	$138.10	$149.10	-7.4%	77.6%	81.9%	-5.3%	$107.17	$122.11	-12.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$121.12	$131.05	-7.6%	60.7%	69.5%	-12.7%	$73.52	$91.08	-19.3%
21	Renaissance Westchester	$138.66	$137.63	0.7%	69.3%	70.5%	-1.7%	$96.09	$97.03	-1.0%
22	Embassy Suites La Jolla	$183.71	$171.99	6.8%	81.7%	84.6%	-3.4%	$150.09	$145.50	3.2%
23	Marriott Philadelphia	$159.19	$161.90	-1.7%	59.3%	64.6%	-8.2%	$94.40	$104.59	-9.7%
24	Hilton New Orleans St. Charles	$184.52	$194.00	-4.9%	86.9%	86.3%	0.7%	$160.35	$167.42	-4.2%
25	Marriott Portland	$171.29	$173.59	-1.3%	83.7%	81.5%	2.7%	$143.37	$141.48	1.3%
26	Sheraton Cerritos	$141.54	$135.10	4.8%	90.7%	91.5%	-0.9%	$128.38	$123.62	3.9%
27	Marriott Park City	$239.81	$233.55	2.7%	83.0%	83.0%	0.0%	$199.04	$193.85	2.7%
28	Courtyard by Marriott Los Angeles	$176.64	$156.21	13.1%	98.1%	94.0%	4.4%	$173.28	$146.84	18.0%

	Comparable Portfolio (2)	$185.62	$180.59	2.8%	77.4%	78.4%	-1.3%	$143.67	$141.58	1.5%

	Add: Non-Comparable Hotel (3)
	Wailea Beach Marriott Resort & Spa	$294.90	$308.02	-4.3%	91.9%	94.0%	-2.2%	$271.01	$289.54	-6.4%

	29 Hotel Portfolio (4)	$190.68	$186.52	2.2%	77.9%	79.1%	-1.5%	$148.54	$147.54	0.7%
(1)	Operating statistics for both the first quarter of 2016 and 2015 are impacted by a major renovation at the Boston Park Plaza.
(2)

Comparable Portfolio includes 28 of the 29 hotels held for investment by the Company as of March 31, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(3)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(4)	29 Hotel Portfolio includes all 29 hotels held for investment as of March 31, 2016.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information May 2, 2016

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 28

Supplemental Financial Information May 2, 2016

Comparable Portfolio Operating Statistics by Brand
Q1 2016/2015

		For the Three Months Ended March 31,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	77.0%	$178.30	$137.29	76.9%	$175.25	$134.77	1.9%
Hilton (2)	7	83.4%	$187.23	$156.15	86.4%	$188.16	$162.57	-3.9%
Hyatt	3	78.3%	$243.45	$190.62	79.8%	$215.73	$172.15	10.7%
Other (3)	3	65.5%	$148.29	$97.13	67.0%	$144.19	$96.61	0.5%

Comparable Portfolio (4)	28	77.4%	$185.62	$143.67	78.4%	$180.59	$141.58	1.5%

29 Hotel Portfolio (5)	29	77.9%	$190.68	$148.54	79.1%	$186.52	$147.54	0.7%

(1)	Marriott excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.
(2)	Hilton excludes the Doubletree Guest Suites Times Square sold December 18, 2015.
(3)	Other includes the Fairmont Newport Beach, the Sheraton Cerritos and the Boston Park Plaza.
(4)

Comparable Portfolio includes 28 of the 29 hotels held for investment by the Company as of March 31, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)	29 Hotel Portfolio includes all 29 hotels held for investment as of March 31, 2016.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information May 2, 2016

Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDA Contribution by Brand

Fairmont
2.2%
Sheraton
1.2%
Hyatt
13.8%
Marriott
45.2%
Hilton
31.1%
Independent
6.5%
Renaissance 22.1%
Marriott 17.9%
JW Marriott 3.8%
Courtyard 1.4%
Hotels 15
Rooms 6,520
Hilton 22.8%
Embassy Suites 6.2%
Hilton Garden Inn 2.1%
Hotels 7
Rooms 3,451

Note: Includes 28 hotel Comparable Portfolio

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information May 2, 2016

Comparable Portfolio Operating Statistics by Region
Q1 2016/2015

		For the Three Months Ended March 31,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	9	85.1%	$212.70	$181.01	85.9%	$196.29	$168.61	7.4%
Other West (1)	4	83.1%	$141.51	$117.59	83.5%	$147.99	$123.57	-4.8%
Midwest	3	66.0%	$131.74	$86.95	72.1%	$142.40	$102.67	-15.3%
East (2)	12	72.9%	$182.75	$133.22	73.4%	$182.20	$133.73	-0.4%

Comparable Portfolio (3)	28	77.4%	$185.62	$143.67	78.4%	$180.59	$141.58	1.5%

29 Hotel Portfolio (4)	29	77.9%	$190.68	$148.54	79.1%	$186.52	$147.54	0.7%

(1)	Other West excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.
(2)	East excludes the Doubletree Guest Suites Times Square sold December 18, 2015.
(3)

Comparable Portfolio includes 28 of the 29 hotels held for investment by the Company as of March 31, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(4)	29 Hotel Portfolio includes all 29 hotels held for investment as of March 31, 2016.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information May 2, 2016

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 32

Supplemental Financial Information May 2, 2016

Property-Level Adjusted EBITDA
Q1 2016/2015

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
	(In thousands)	2016	2015
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1)	$12,176	$14,051	-13%
2	Boston Park Plaza (3) (4)	(1,692)	(1,704)	1%
3	Renaissance Washington DC	5,164	4,900	5%
4	Hyatt Regency San Francisco	7,617	5,443	40%
5	Renaissance Orlando at SeaWorld ® (1)	8,149	7,818	4%
6	Renaissance Harborplace	1,235	1,401	-12%
7	Renaissance Los Angeles Airport	2,501	1,799	39%
8	JW Marriott New Orleans	3,895	4,234	-8%
9	Hilton North Houston (4)	1,520	1,936	-21%
10	Marriott Quincy	1,295	1,012	28%
11	Hilton Times Square	267	909	-71%
12	Fairmont Newport Beach (3)	1,815	2,159	-16%
13	Hyatt Chicago Magnificent Mile	(1,464)	(670)	-119%
14	Marriott Boston Long Wharf	2,676	2,953	-9%
15	Hyatt Regency Newport Beach	2,275	2,215	3%
16	Marriott Tysons Corner	1,368	1,532	-11%
17	Marriott Houston (4)	1,140	1,439	-21%
18	Renaissance Long Beach	2,186	1,897	15%
19	Embassy Suites Chicago (3)	824	1,009	-18%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	(187)	320	-158%
21	Renaissance Westchester	68	330	-79%
22	Embassy Suites La Jolla	2,232	2,232	0%
23	Marriott Philadelphia	540	710	-24%
24	Hilton New Orleans St. Charles	1,638	1,799	-9%
25	Marriott Portland	1,719	1,596	8%
26	Sheraton Cerritos	960	909	6%
27	Marriott Park City	1,996	1,981	1%
28	Courtyard by Marriott Los Angeles	1,273	1,019	25%

	Comparable Portfolio (5)	63,186	65,229	-3%

	Add: Non-Comparable Hotel (6)
	Wailea Beach Marriott Resort & Spa	6,426	7,809	-18%

	29 Hotel Portfolio (7)	$69,612	$73,038	-5%

*Footnotes on page 34

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 33

Supplemental Financial Information May 2, 2016

Property-Level Adjusted EBITDA
Q1 2016/2015 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)	Reconciliations to Net Income (Loss) provided on pages 37 and 38.
(3)

Comparable Portfolio Hotel EBITDA for the first quarter of 2016 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.1 million in non-current property tax credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $55,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $15,000; and Fairmont Newport Beach $27,000.

(4)

Comparable Portfolio Hotel EBITDA for the first quarter of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Marriott Houston $84,000; and Hilton North Houston $104,000.

(5)

Comparable Portfolio includes 28 of the 29 hotels held for investment by the Company as of March 31, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(7)	29 Hotel Portfolio includes all 29 hotels held for investment as of March 31, 2016.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 34

Supplemental Financial Information May 2, 2016

Property-Level Adjusted EBITDA Margins
Q1 2016/2015

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
		2016	2015	Change in
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps
1	Hilton San Diego Bayfront (1)	33.4%	37.9%	(450) bps
2	Boston Park Plaza (2) (3)	-14.8%	-19.7%	490 bps
3	Renaissance Washington DC	26.0%	25.9%	10 bps
4	Hyatt Regency San Francisco	28.1%	22.6%	550 bps
5	Renaissance Orlando at SeaWorld ® (1)	37.1%	37.8%	(70) bps
6	Renaissance Harborplace	14.0%	15.5%	(150) bps
7	Renaissance Los Angeles Airport	28.7%	23.6%	510 bps
8	JW Marriott New Orleans	37.2%	38.4%	(120) bps
9	Hilton North Houston (3)	24.5%	29.1%	(460) bps
10	Marriott Quincy	20.7%	17.4%	330 bps
11	Hilton Times Square	2.7%	8.5%	(580) bps
12	Fairmont Newport Beach (2)	23.0%	25.8%	(280) bps
13	Hyatt Chicago Magnificent Mile	-33.1%	-12.3%	(2,080) bps
14	Marriott Boston Long Wharf	25.4%	27.5%	(210) bps
15	Hyatt Regency Newport Beach	25.3%	25.4%	(10) bps
16	Marriott Tysons Corner	27.9%	28.7%	(80) bps
17	Marriott Houston (3)	27.1%	31.4%	(430) bps
18	Renaissance Long Beach	31.2%	29.3%	190 bps
19	Embassy Suites Chicago (2)	18.9%	20.6%	(170) bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	-6.6%	9.6%	(1,620) bps
21	Renaissance Westchester	1.5%	7.1%	(560) bps
22	Embassy Suites La Jolla	40.8%	42.1%	(130) bps
23	Marriott Philadelphia	14.7%	17.4%	(270) bps
24	Hilton New Orleans St. Charles	39.6%	41.6%	(200) bps
25	Marriott Portland	43.7%	41.4%	230 bps
26	Sheraton Cerritos	28.6%	27.3%	130 bps
27	Marriott Park City	44.1%	44.6%	(50) bps
28	Courtyard by Marriott Los Angeles	36.9%	34.6%	230 bps

	Comparable Portfolio (4)	24.7%	26.0%	(130) bps

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa	34.3%	41.0%	(670) bps

	29 Hotel Portfolio (6)	25.4%	27.0%	(160) bps
	Comparable Portfolio, excluding prior year property taxes and fees (7)	24.7%	25.9%	(120) bps
	29 Hotel Portfolio, excluding prior year property taxes and fees (8)	25.4%	27.0%	(160) bps

*Footnotes on page 36

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 35

Supplemental Financial Information May 2, 2016

Property-Level Adjusted EBITDA Margins
Q1 2016/2015 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Comparable Portfolio Hotel EBITDA for the first quarter of 2016 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.1 million in non-current property tax credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $55,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $15,000; and Fairmont Newport Beach $27,000.

(3)

Comparable Portfolio Hotel EBITDA for the first quarter of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Marriott Houston $84,000; and Hilton North Houston $104,000.

(4)

Comparable Portfolio includes 28 of the 29 hotels held for investment by the Company as of March 31, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)	29 Hotel Portfolio includes all 29 hotels held for investment as of March 31, 2016.
(7)

Comparable Portfolio, excluding prior year property taxes and fees represents the 28 hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

(8)	29 Hotel Portfolio, excluding prior year property taxes and fees represents the 29 Hotel Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 36

Supplemental Financial Information May 2, 2016

Property-Level Adjusted EBITDA Reconciliation Q1 2016

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$36,492	$6,612	$450	$3,462	$1,652	$12,176	33.4%
2	Boston Park Plaza (3)	11,430	(6,073)	—	3,944	437	(1,692)	-14.8%
3	Renaissance Washington DC	19,840	841	—	2,492	1,831	5,164	26.0%
4	Hyatt Regency San Francisco	27,145	3,408	914	3,295	—	7,617	28.1%
5	Renaissance Orlando at SeaWorld ® (1)	21,992	4,926	—	2,196	1,027	8,149	37.1%
6	Renaissance Harborplace	8,852	(384)	—	1,619	—	1,235	14.0%
7	Renaissance Los Angeles Airport	8,711	1,800	—	701	—	2,501	28.7%
8	JW Marriott New Orleans	10,461	1,430	1	1,523	941	3,895	37.2%
9	Hilton North Houston	6,195	670	—	850	—	1,520	24.5%
10	Marriott Quincy	6,250	170	—	1,125	—	1,295	20.7%
11	Hilton Times Square	9,989	(4,083)	628	2,539	1,183	267	2.7%
12	Fairmont Newport Beach (3)	7,893	784	—	1,031	—	1,815	23.0%
13	Hyatt Chicago Magnificent Mile	4,429	(2,894)	—	1,430	—	(1,464)	-33.1%
14	Marriott Boston Long Wharf	10,527	(1,885)	—	2,075	2,486	2,676	25.4%
15	Hyatt Regency Newport Beach	8,983	1,421	—	854	—	2,275	25.3%
16	Marriott Tysons Corner	4,895	580	—	788	—	1,368	27.9%
17	Marriott Houston	4,202	542	—	598	—	1,140	27.1%
18	Renaissance Long Beach	7,001	1,425	—	761	—	2,186	31.2%
19	Embassy Suites Chicago (3)	4,355	(1,043)	—	908	959	824	18.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,827	(937)	—	750	—	(187)	-6.6%
21	Renaissance Westchester	4,410	(781)	—	849	—	68	1.5%
22	Embassy Suites La Jolla	5,470	652	—	904	676	2,232	40.8%
23	Marriott Philadelphia	3,672	17	—	523	—	540	14.7%
24	Hilton New Orleans St. Charles	4,141	997	—	641	—	1,638	39.6%
25	Marriott Portland	3,933	1,329	—	390	—	1,719	43.7%
26	Sheraton Cerritos	3,355	563	—	397	—	960	28.6%
27	Marriott Park City	4,525	1,511	—	485	—	1,996	44.1%
28	Courtyard by Marriott Los Angeles	3,451	976	—	297	—	1,273	36.9%

	Comparable Portfolio (4)	$255,426	$12,574	$1,993	$37,427	$11,192	$63,186	24.7%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa (3)	18,745	3,837	118	2,471	—	6,426	34.3%

	Actual Portfolio (6)	$274,171	$16,411	$2,111	$39,898	$11,192	$69,612	25.4%

*Footnotes on page 39

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 37

Supplemental Financial Information May 2, 2016

Property-Level Adjusted EBITDA Reconciliation Q1 2015

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues (7)	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$37,112	$8,703	$450	$3,388	$1,510	$14,051	37.9%
2	Boston Park Plaza (3)	8,637	(7,347)	983	3,369	1,291	(1,704)	-19.7%
3	Renaissance Washington DC	18,931	641	—	2,393	1,866	4,900	25.9%
4	Hyatt Regency San Francisco	24,053	2,449	—	2,994	—	5,443	22.6%
5	Renaissance Orlando at SeaWorld ® (1)	20,670	4,514	—	2,256	1,048	7,818	37.8%
6	Renaissance Harborplace	9,058	(1,469)	—	1,717	1,153	1,401	15.5%
7	Renaissance Los Angeles Airport	7,616	1,120	—	679	—	1,799	23.6%
8	JW Marriott New Orleans	11,037	1,944	1	1,343	946	4,234	38.4%
9	Hilton North Houston (3)	6,657	570	—	915	451	1,936	29.1%
10	Marriott Quincy	5,809	(107)	—	1,119	—	1,012	17.4%
11	Hilton Times Square	10,683	(2,918)	87	2,526	1,214	909	8.5%
12	Fairmont Newport Beach	8,372	1,026	—	1,133	—	2,159	25.8%
13	Hyatt Chicago Magnificent Mile	5,440	(2,156)	—	1,486	—	(670)	-12.3%
14	Marriott Boston Long Wharf	10,737	(1,607)	—	2,101	2,459	2,953	27.5%
15	Hyatt Regency Newport Beach	8,724	1,351	—	864	—	2,215	25.4%
16	Marriott Tysons Corner	5,330	186	—	797	549	1,532	28.7%
17	Marriott Houston (3)	4,578	578	—	579	282	1,439	31.4%
18	Renaissance Long Beach	6,479	1,116	—	781	—	1,897	29.3%
19	Embassy Suites Chicago	4,894	(878)	—	914	973	1,009	20.6%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,343	(410)	—	730	—	320	9.6%
21	Renaissance Westchester	4,668	(509)	—	839	—	330	7.1%
22	Embassy Suites La Jolla	5,302	671	—	881	680	2,232	42.1%
23	Marriott Philadelphia	4,080	(103)	—	479	334	710	17.4%
24	Hilton New Orleans St. Charles	4,326	1,406	—	393	—	1,799	41.6%
25	Marriott Portland	3,855	1,189	—	407	—	1,596	41.4%
26	Sheraton Cerritos	3,324	493	—	416	—	909	27.3%
27	Marriott Park City	4,439	1,343	—	453	185	1,981	44.6%
28	Courtyard by Marriott Los Angeles	2,944	709	—	310	—	1,019	34.6%

	Comparable Portfolio (4)	$251,098	$12,505	$1,521	$36,262	$14,941	$65,229	26.0%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa	19,065	5,344	—	2,465	—	7,809	41.0%

	Add: Sold Hotel (8)
	Doubletree Guest Suites Times Square (1)	12,125	(3,064)	994	1,583	1,678	1,191	9.8%

	Actual Portfolio (6)	$282,288	$14,785	$2,515	$40,310	$16,619	$74,229	26.3%

*Footnotes on page 39

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 38

Supplemental Financial Information May 2, 2016

Property-Level Adjusted EBITDA Reconciliation
Q1 2016/2015 Footnotes

(1)	Includes 100% of the operating results for the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for the three months ended March 31, 2016 include property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; and Wailea Beach Marriott Resort & Spa $0.1 million. In addition, Other Adjustments for the three months ended March 31, 2016 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in noncash straightline lease expense at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first quarter of 2016 is impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa, and by a total of $0.1 million in non-current property tax credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $55,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $15,000; and Fairmont Newport Beach $27,000. Hotel EBITDA for the first quarter of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Marriott Houston $84,000; and Hilton North Houston $104,000.

(4)

Comparable Portfolio includes 28 of the 29 hotels held for investment by the Company as of March 31, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Actual Portfolio includes all 29 hotels held for investment as of March 31, 2016. Additionally, Actual Portfolio for the three months ended March 31, 2015 includes the Doubletree Guest Suites Times Square, which the Company sold on December 18, 2015.

(7)

Other Adjustments for the three months ended March 31, 2015 include: a total of $0.7 million in  property-level restructuring, severance and management transition costs at the Boston Park Plaza; $0.3 million in lease termination costs at the Boston Park Plaza; a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in noncash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(8)	Sold Hotel includes the Company's ownership results for the Doubletree Guest Suites Times Square. The Company sold its interests in the hotel on December 18, 2015.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 39